UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box:

Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

Reis, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following correspondence was sent on or about April 22, 2009 to holders of Reis, Inc. common stock that is held in two separate escrow accounts, in order to determine their voting instructions.

April 22, 2009

Dear Fellow Reis Stockholder:

    As you are aware, in May 2007, Reis, Inc., a Delaware corporation (“Private Reis”), merged (the “Merger”) with and into a wholly-owned subsidiary of Wellsford Real Properties, Inc., which then changed its name to “Reis, Inc.”  We will refer to the new Reis, Inc. as “Reis” in this letter.

    In connection with the Merger, a portion of the consideration (including shares of common stock of Reis (the “Escrowed Shares”)) received in the Merger by holders of Private Reis stock was placed in three separate escrow accounts (collectively, the “Escrow Accounts”), in order to satisfy potential indemnification claims arising following the Merger.  One Escrow Account is maintained by Bryan Cave LLP, a national law firm, one Escrow Account is maintained by The Bank of New York (collectively, the “Escrow Agents”) and the third Escrow Account, previously maintained by The Bank of New York, has been released.  Pursuant to the merger agreement relating to the Merger and the escrow agreements governing the Escrow Accounts, the undersigned are designated to act as stockholder representatives with respect to, among other things, the Escrow Accounts.  This includes the power to direct the Escrow Agents, who are the holders of record of the Escrowed Shares, on how to vote the Escrowed Shares attributable to you (“your Escrowed Shares”) based on your instructions.

    We are contacting you to receive instructions from you as to the voting of your Escrowed Shares at Reis’s 2009 annual meeting of stockholders.

    Enclosed with this letter are the following:

▪	a copy of Reis’s Notice and Proxy Statement relating to the 2009 annual meeting;
▪	a copy of Reis’s 2008 Annual Report to Stockholders; and
▪	a “Letter of Instruction” on which you should indicate your voting instructions.

    If you do not return the Letter of Instruction, your Escrowed Shares will not be voted.

    In order to ensure proper voting of your Escrowed Shares, please arrange for delivery of the Letter of Instruction to us in the enclosed envelope (or by fax or email as indicated on the Letter of Instruction) no later than Thursday, June 4, 2009.  This will ensure that we have sufficient time to direct the Escrow Agents prior to the annual meeting.

    The enclosed materials only relate to the Escrowed Shares in the Escrow Accounts.  If you hold shares of Reis common stock outside of the Escrow Accounts, you should have received proxy materials directly from Reis’s transfer agent, Computershare, or through your broker (if you hold shares in a brokerage account).  You should follow any instructions you received with respect to those shares.  Please do not return the enclosed Letter of Instruction to Computershare or your broker.  It must be returned to us in order to ensure proper action is taken.

    If you have any questions regarding the foregoing, please do not hesitate to contact either of us, or Reis’s General Counsel, Alex Simpson, at (212) 921-1122 x326.

Sincerely, /s/ Lloyd Lynford Lloyd Lynford /s/ Jonathan Garfield Jonathan Garfield

LETTER OF INSTRUCTION

REIS, INC.

FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

THE FOLLOWING IS SOLICITED ON BEHALF OF THE STOCKHOLDER REPRESENTATIVES, WITH RESPECT TO SHARES HELD IN ESCROW ACCOUNTS AT BRYAN CAVE LLP AND THE BANK OF NEW YORK, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING COVER LETTER

The undersigned hereby directs Lloyd Lynford and Jonathan Garfield (the “Stockholder Representatives”), acting jointly (or otherwise as provided in Section 9.4 of the Agreement and Plan of Merger by and among Wellsford Real Properties, Inc., Reis Services, LLC and Reis, Inc. dated as of October 11, 2006), to direct the voting of all shares (the “Escrowed Shares”) of common stock of Reis, Inc., a Maryland corporation (the “Company”), attributable to the undersigned and held in escrow pursuant to those certain escrow agreements with Bryan Cave LLP and The Bank of New York (the “Escrow Agents”), at the 2009 Annual Meeting of Stockholders of the Company to be held on Thursday, June 11, 2009, at 10:00 a.m., local time, at the offices of The Nasdaq OMX Group, One Liberty Plaza, 165 Broadway, 50th Floor, New York, NY 10006, and at any adjournment(s) or postponement(s) thereof, to cast (or to direct the Escrow Agents to cast) on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting with respect to the Escrowed Shares and otherwise to represent (or to cause the Escrow Agents to represent) the undersigned with respect to the Escrowed Shares at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any Letter of Instruction or proxy previously given with respect to the Escrowed Shares.

The undersigned acknowledges receipt from the Company prior to execution of this Letter of Instruction of (i) a Notice of Annual Meeting of Stockholders, (ii) a proxy statement dated April 22, 2009 and (iii) the Company’s Annual Report to Stockholders for the year ended December 31, 2008.

THE VOTES DIRECTED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF THIS LETTER OF INSTRUCTION IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2.

Please sign, date and return this Letter of Instruction promptly (prior to June 4, 2009) using the enclosed envelope.

Alternatively, you may either:

▪	fax the opposite side of this Letter of Instruction to us c/o Alex Simpson, (646) 416-5911; or

▪	scan it as a PDF file and email it to us c/o investorrelations@reis.com.

A. PROPOSALS — THE BOARD OF DIRECTORS HAS RECOMMENDED A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2. 1. Election of Directors:

Meyer S. Frucher FOR WITHHOLD	Jonathan Garfield FOR WITHHOLD

2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

FOR AGAINST ABSTAIN

B. NON-VOTING ITEMS

Change of Address
The sticker to the right lists your name and address and
the number of Escrowed Shares attributable to you in                                                    [AFFIX STICKER HERE]
the Escrow Accounts.  Please mark any changes.

C. AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. — DATE AND SIGN BELOW

Note: Please sign exactly as name appears hereon and date.  If the rights to the shares are held jointly, each holder should sign.  When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.

Date	Signature 1

Signature 2